Second Quarter 2023 Earnings Conference Call

July 27, 2023

SHYFT GROUP

Forward-Looking Statement

This presentation contains information, including our sales and earnings guidance, all other information provided with respect to our outlook for 2023 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. It is possible that the Company's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022, and those described from time to time in our reports filed with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

Shyft Group 2Q23 Highlights

"We delivered second quarter results in line with our expectations led by strong Specialty Vehicles performance while also driving robust cash generation."

Daryl Adams, President and CEO

(3%)	$4.7M	$15.9M	$29.7M
Sales Growth	Net Income	Adjusted EBITDA	Operating Cash Flow

Market Commentary

Business Segment	End Market Dynamics	Backlog (June 30, 2023)
Fleet Vehicles and Services  UTILIMASTER	Long-term demand trends remain intact given the secular shift to e-commerce Near-term last-mile vehicle purchases pressured by lower package volume and higher dealer inventories Expect reduced 2nd half OEM chassis production	$438M
Specialty Vehicles ROYAL TRUCK BODY, MAGNUM, DURAMAG, BUILTMORE, STROBES-R-US 	Strong demand for vocational work trucks	$47M
SPARTAN RV CHASSIS, RED DIAMOND 	Broader RV market has further softened impacting RV manufacturer production schedules	$25M

Blue Arc EV Progress Remains on Track

Product	Production	Dealer and Service
✓ Large parcel customer field testing underway with positive driver feedback	✓ Initiated manufacturing validation and team member training	○ Entering final stages of agreements with additional dealers and national fleet service provider
✓ Significant full vehicle durability testing completed	✓ 90% of construction completed on production and battery storage facility	○ Dealers working with key customers on vehicle configurations and orders
✓ Component testing completed and awaiting final supplier certification	○ Start of production in September/October with initial customer deliveries in 4Q	○ Finalize dealer floorplan support with national financing partners

Program Timeline and Manufacturing Plan



2021
2022
2023
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
POC Builds
Production Design
Prototype Builds
DV Testing
Pilot Builds
Production Ramp-Up
Customer Deliveries
COMPLETED
ON TRACK

Second Quarter 2023 Financial Review and 2023 Outlook



Shyft Financial Summary – 2Q23

Reported Financials
($ million, except EPS)

Sales


$232.2
$225.1
(3%) Decrease
2Q22
3Q22
4Q22
1Q23
2Q23

Net Income and EPS


$5.3
$4.7
(11%) Decrease
2Q22
3Q22
4Q22
1Q23
2Q23
EPS
$0.15
$0.13

Adjusted Financials
($ million, except EPS)

Adjusted EBITDA and % of Sales


$13.7
5.9%
$15.9
7.0%
+16% Increase
2Q22
3Q22
4Q22
1Q23
2Q23

Adjusted Net Income and EPS


$7.5
$8.7
+15% Increase
2Q22
3Q22
4Q22
1Q23
2Q23
Adj EPS
$0.21
$0.25

Solid year-over-year margin expansion

Fleet Vehicles and Services (FVS) – 2Q23



Sales
(in millions)
$136.9
$139.0
+2% Increase
2Q22
3Q22
4Q22
1Q23
2Q23



Adjusted EBITDA and % of Sales
(in millions)
$14.5
$12.5
(14%) Decrease
10.6%
9.0%
2Q22
3Q22
4Q22
1Q23
2Q23

Truck body sales growth offset by softening in last-mile delivery vehicles

Specialty Vehicles (SV) – 2Q23



Sales
(in millions)
$95.3
$87.6
(8%) Decrease
2Q22
3Q22
4Q22
1Q23
2Q23



Adjusted EBITDA and % of Sales
(in millions)
$12.9
$17.4
+35% Increase
13.5%
19.8%
2Q22
3Q22
4Q22
1Q23
1Q23

Record profitability driven by strong service body performance

Revised 2023 Outlook

Full Year Outlook

$ Millions	FY 2022 Actuals	FY 2023 Prior Outlook	FY 2023 Revised Outlook
Sales	$1,027	$1,000 - $1,200	$850 - $950
Adjusted EBITDA	$70.8	$70-100	$40 - $60
Net Income	$36.6	$28 - $50	$1 - $16
EPS	$1.03	$0.77 - $1.39	$0.03 - $0.46
Adjusted EPS	$1.25	$0.98 - $1.60	$0.33 - $0.76

Commentary

- Sales decrease reflects further end market softness
- EBITDA reduction driven by lower volume and productivity expectations offset by cost savings initiatives
- Positive cash generation continues as further working capital reduction expected in the 2nd half
- Additional Assumptions
  - Capex ~$34M driven by Blue Arc production
  - Effective Tax Rate ~20%
  - Share Count ~35.5M shares

Maintaining financial strength despite challenging near-term outlook

Disciplined Capital Allocation Strategy

Cash and Leverage Ratio



$40
$35
$30
$25
$20
$15
$10
$5
$0
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
2019
2020
2021
2022
2Q23
Cash ($M)
Net Leverage Ratio

2Q23 Highlights

1. **Cash Flow Generation**
   - Generated $29.7M of operating cash flow
2. **Capital Structure**
   - Net leverage remains low at ~0.6x
3. **Organic and Inorganic Growth**
   - Deployed $6.5M in capital expenditures
4. **Efficient Return of Capital**
   - Funded $1.8M of dividends in the quarter

Maintaining low leverage while efficiently deploying capital

Why Invest in the Shyft Group?

Customer Focused Innovation	Win by delivering value to customers
Operational Excellence	Driving lean initiatives and automation
Financial Strength	Flexibility to invest and return capital
High Growth Markets	Positive long-term, secular growth trends

Compelling industrial growth investment

Q&A Session

SHYFT GROUP

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,			
The Shyft Group, Inc.	2023	% of	2022	% of
Net income	$ 4,685	2.1%	$ 5,283	2.3%
Add (subtract):				
Restructuring and other related charges	1,253		354	
Acquisition related expenses and adjustments	-		341	
Non-cash stock-based compensation expense	1,263		2,060	
CEO transition	2,207		-	
Non-recurring professional fees	150		-	
Tax effect of adjustments	(981)		(496)	
Adjusted net income	$ 8,667	3.9%	$ 7,542	3.2%
Net income	$ 4,685	2.1%	$ 5,283	2.3%
Add (subtract):				
Depreciation and amortization	4,186		3,727	
Income tax expense	556		1,461	
Interest expense	1,477		463	
EBITDA	$ 10,904	4.8%	$ 10,934	4.7%
Add:				
Restructuring and other related charges	1,253		354	
Acquisition related expenses and adjustments	-		341	
Non-cash stock-based compensation expense	1,253		2,060	
CEO transition	2,287		-	
Non-recurring professional fees	160		-	
Adjusted EBITDA	$ 15,867	7.0%	$ 13,689	5.9%
Diluted net earnings per share	$ 0.13		$ 0.15	
Add (subtract):				
Restructuring and other related charges	0.04		0.01	
Acquisition related expenses and adjustments	-		0.01	
Non-cash stock-based compensation expense	0.04		0.05	
CEO transition	0.07		-	
Non-recurring professional fees	-		-	
Tax effect of adjustments	(0.03)		(0.01)	
Adjusted diluted net earnings per share	$ 0.25		$ 0.21	

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Outlook Twelve Months Ended December 31, 2023					
The Shyft Group, Inc.		**Low**		**Mid**		**High**
Net income	$	998	$	8,622	$	16,246
Add:						
Depreciation and amortization		19,500		20,000		20,500
Interest expense		6,000		6,000		6,000
Taxes		250		2,155		4,061
EBITDA	$	26,748	$	36,777	$	46,807
Add:						
Non-cash stock-based compensation and other charges		13,500		13,500		13,500
Adjusted EBITDA	$	40,248	$	50,277	$	60,307
Earnings per share	$	0.03	$	0.24	$	0.46
Add:						
Non-cash stock-based compensation and other charges		0.38		0.38		0.38
Less tax effect of adjustments		(0.08)		(0.08)		(0.08)
Adjusted earnings per share	$	0.33	$	0.55	$	0.76

**Table amounts may not add due to rounding*

Thank you.